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                                                                   Exhibit 10.69



                                    AGREEMENT


         AGREEMENT made as of this 12th day of November, 1998, by and between Hadco Corporation, a Massachusetts corporation with a usual place of business in Salem, New Hampshire (hereinafter the "Company"), and Andrew E. Lietz, of Rye, New Hampshire (hereinafter the "Executive"). If the Hadco Corporation 1998 Stock Plan (the "1998 Stock Plan") is approved by the stockholders of the Company on or before June 12, 1999, this Agreement and the restricted stock granted hereunder shall be pursuant to and subject to the terms and conditions of the 1998 Stock Plan, as it may be amended from time to time (in which case the terms and conditions of the 1998 Stock Plan are incorporated herein by reference, made a part hereof and shall control in the event of any conflict with any other terms of this Agreement). If the 1998 Stock Plan is not so approved by the stockholders of the Company on or before June 12, 1998, this Agreement and the restricted stock granted hereunder shall be pursuant to and subject to the terms and conditions of the Hadco Corporation Executive Incentive Compensation Deferred Bonus Plan, as Amended and Restated July 1, 1998, and as it may be amended from time to time, (the "Bonus Plan")(in which case the terms and conditions of the Bonus Plan are incorporated herein by reference, made a part hereof and shall control in the event of any conflict with any other terms of this Agreement). Copies of both the 1998 Stock Plan and the Bonus Plan have been made available to the Executive.

         Section 1. GRANT OF RESTRICTED STOCK. The Company grants to the Executive as an incentive compensation award, on the terms and conditions hereinafter set forth, two thousand four hundred thirty-nine (2,439) shares of the Company's Common Stock, $0.05 par value (the "Restricted Stock"), at the current fair market value of Thirty and 31/100 ($30.31) Dollars per share.

         Section 2.        REPRESENTATIONS AND AGREEMENTS OF EXECUTIVE;
RESTRICTIONS ON RESTRICTED STOCK.

         A. The Executive understands and acknowledges that the Restricted Stock will be lettered or restricted stock, that the Restricted Stock has not been registered under the Securities Act or any state securities laws and is being granted under the exemption to registration provided in Section 3(b) of the Securities Act and Regulation D promulgated thereunder and/or Section 4(2) of the Securities Act, and that this transaction has not been reviewed or passed upon by any federal or state agency. The Executive further understands and acknowledges that each certificate for the Restricted Stock issued in connection with this Agreement shall contain the following restrictive legends:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement of such shares under the Securities Act of 1933, or an opinion of counsel for Hadco Corporation that registration is not required under such Act.

                  The shares represented by this certificate are subject to risks of forfeiture as described in a certain Agreement dated as of November 12, 1998, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

         B. The Executive represents and warrants that he is acquiring the Restricted Stock for purposes of long-term investment, for the personal account of the Executive, and with no present intention of reselling, distributing or otherwise transferring the Restricted Stock or any portion of the Restricted Stock, and that the Executive has no contract, undertaking or arrangement with any person or entity to sell or transfer all or any portion of the Restricted Stock to that person or entity, or to have that person or entity sell for him all or any portion of the Restricted Stock, or to afford or allow any participation in the Restricted Stock by any other person or entity.

         C. The Executive realizes that (i) the acquisition of the Restricted Stock is a long-term investment; (ii) the Executive must bear the economic risk of investment for an indefinite period of time because the Restricted Stock has not been registered under applicable state and federal securities laws and, therefore, cannot be sold or otherwise transferred unless it is subsequently registered or exemptions from registration are available; and
(iii) the transferability of the Restricted Stock is restricted, and (a) requires conformity with the restrictions contained in



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paragraphs 2.A, 2.D and 3.A of this Agreement, (b) will be further restricted by legends placed on the certificate representing the Restricted Stock referring to the applicable restrictions on transferability, and (c) may be subject to a stop transfer order until such time as transfer of the Restricted Stock may be effected without violation of all applicable state and federal securities laws.

         D. The Executive agrees and understands that the Restricted Stock is subject to forfeiture by the Executive in the event of termination of his employment with the Company within three years of the date of declaration of the incentive compensation award of which the Restricted Stock constitutes a deferred bonus amount, all as more fully set forth in this Agreement. The Executive further agrees and understands that the Restricted Stock may not be sold, mortgaged, pledged, hypothecated or otherwise transferred by the Executive until on or after the three year anniversary of the date of declaration of the incentive compensation award of which the Restricted Stock constitutes a deferred bonus amount. Notwithstanding the foregoing, the Restricted Stock may be relieved of these risks of forfeiture and restrictions on transfer described above pursuant to the provisions of Sections 3.B or 3.C of this Agreement. Moreover, the Company shall have the right to accelerate the lapse of these risks of forfeiture and restrictions on transfer on the Restricted Stock at any time.

         E. The Executive understands and agrees that the Restricted Stock is to be issued from the pool of shares of Common Stock reserved for the 1998 Stock Plan which has at the date of this Agreement been approved by the Board of Directors of the Company, but is subject to the approval of the stockholders of the Company. Pending stockholder approval of the 1998 Stock Plan, all Restricted Stock shall be held in escrow by the Company. If such stockholder approval is not obtained within six (6) months after the issuance of the Restricted Stock, then the Restricted Stock shall be treated as having been issued from the Company's available pool of authorized but unissued shares (or shares that were once issued and have subsequently been reacquired by the Company). Upon the earlier of (i) such stockholder approval of the 1998 Stock Plan or (ii) the date which is six (6) months after the issuance of the Restricted Stock, the Restricted Stock will be released from escrow to the Executive and the Restricted Stock shall be non-transferable as provided in this Agreement. Notwithstanding anything to the contrary herein, if, for any reason, including without limitation restrictions imposed by the securities laws or any stock exchange, the Company deems it impractical or imprudent, in its sole judgment, to issue such shares of Restricted Stock to the Executive, the value of the Restricted Stock (calculated by multiplying the number of shares of Restricted Stock to be awarded hereunder by $30.31) shall be replaced by a cash deferred bonus amount with all of the attributes of, and the same distribution schedule as, the cash deferred bonus amount described in the Bonus Plan.

         F. The Executive understands and agrees that neither the Company, the Board of Directors, any committee of the Board of Directors nor any employee, officer or agent thereof guarantees that any particular federal, state or local tax consequences will occur as a result of this Agreement and/or the issuance of the Restricted Stock. The Executive hereby agrees that he alone shall be responsible for the tax consequences of this Agreement and the issuance of the Restricted Stock.

         Section 3.        TERMINATION.

         A. If the Executive voluntarily terminates his employment with the Company other than by reason of his retirement at or after the normal retirement date as described in the Hadco Corporation Retirement Plan or if the Executive's employment is terminated by the Company for cause as defined herein, he shall forfeit the Restricted Stock if the Restricted Stock has not been held for at least three years after the date of declaration of the incentive compensation award of which the Restricted Stock was a part. For purposes hereof, employment shall not be deemed terminated if the Executive remains employed by the Company or any subsidiary or affiliate thereof. For purposes of this Agreement, the Company shall have "cause" to terminate the Executive in the event of: (a) the willful and continued failure by the Executive to substantially perform his duties, after demand for substantial performance is delivered by the Company to the Executive identifying with specificity the grounds for the Company's belief that the Executive has not substantially performed his duties; (b) the permanent physical or mental incapacity of the Executive; (c) the commission by the Executive of any act of fraud or embezzlement relating to the property of the Company and/or the services to be provided by the Executive; or (d) the Executive's unauthorized disclosure of proprietary confidential information of the Company or the Executive's engaging in competition with the Company.





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         B.       If the Executive is involuntarily terminated from employment without cause as defined herein, including by reason of his death or disability or if termination of employment of the Executive is due to retirement after age 61, the Restricted Stock held by the Executive at the time of termination shall be relieved of the restrictions contained in Sections 2.D and 3.A of this Agreement (but not of any securities law restrictions which may apply to the Restricted Stock or its disposition). For purposes hereof, the definition of "disability" as set forth in the Hadco Corporation Retirement Plan shall apply.

         C. Upon any sale of all or substantially all of the assets of the Company, or upon a merger, consolidation or tender offer in respect of which the stockholders holding all of the Company's outstanding voting securities immediately prior to the consummation thereof hold less than 50% of all of the Company's outstanding voting securities immediately after such consummation (each of the foregoing sale, merger, consolidation or tender offer hereinafter called an "Acquisition"), then the date upon which the Restricted Stock shall be relieved of the restrictions contained in Sections 2.D and 3.A of this Agreement (but not of any securities law restrictions which may apply to the Restricted Stock or its disposition) shall be automatically accelerated to occur immediately prior to the consummation of such Acquisition.

         Section 4. EFFECT UPON EMPLOYMENT. None of the 1998 Stock Plan, the Bonus Plan, this Agreement or the grant of the Restricted Stock confers any right upon the Executive with respect to the continuation of his employment or business relationship with the Company or any of its subsidiaries or affiliates. Nothing contained herein shall be construed as interfering with or restricting the right of the Company or any of its subsidiaries or affiliates to terminate the Executive's employment or business relationship at any time free from any liability or claim under the 1998 Stock Plan, the Bonus Plan or this Agreement.

         Section 5. STATUS AS A STOCKHOLDER. Prior to the three (3) year anniversary of the date of declaration of the incentive compensation award of which the Restricted Stock was a part and after issuance of a certificate representing the Restricted Stock, the Executive shall have all rights as a stockholder except as specifically set forth herein.

         Section 6. NOTICES. Any notice permitted or required under this Agreement shall be sufficient if made in writing and mailed, postage prepaid, or delivered in hand to the parties as follows: (a) as to the Company, to its Treasurer at the principal office of the Company; and (b) as to the Executive, at the address listed for the Executive on the books of the Company or the books of the Stock Transfer Agent, or (c) as to either party, at such other address as shall be designated by the addressee in a written notice to the other complying as to delivery with the terms of this Section 6.

         Section 7. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without giving effect to the principles of the conflicts of laws thereof.

         Section 8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements and understandings, written or oral, relating to the subject matter hereof. No modification or addition to this Agreement shall be valid unless in writing, specifically referring to this Agreement and signed by both parties hereto. No waiver of any rights under this Agreement shall be valid unless in writing and signed by the party to be charged with such waiver. No waiver of any term or condition contained in this Agreement shall be deemed or construed as a further or continuing waiver of such term or condition, unless the waiver specifically provides otherwise.

         Section 9. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns, subject to the limitations set forth herein; provided, however, that as respects the Executive, this Agreement is deemed to be personal in nature and may not be assigned or transferred.

         Section 10. INTERPRETATION AND CONSTRUCTION. Any interpretation or construction of this Agreement




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by the Company's Board of Directors, or a duly authorized committee appointed by the Board, shall be final, conclusive and binding on all interested parties. The section headings are for convenience of reference only and shall not be deemed germane to the interpretation or construction of this Agreement.

         Section 11. SURVIVAL. All representations, warranties and acknowledgments made in this Agreement shall survive the issuance and delivery of the certificate or certificates representing the Restricted Stock.

         Section 12. WITHHOLDING TAXES. If the Company or any of its subsidiaries or affiliates in its discretion determines that it is obligated to withhold any tax in connection with the grant of the Restricted Stock, or in connection with the transfer of, or the lapse of restrictions on, any Restricted Stock or other property acquired pursuant hereto, the Executive hereby agrees that he will pay any such withholding taxes and if the Executive does not pay such withholding taxes, the Company or any of its subsidiaries or affiliates may withhold from the Executive's wages or other remuneration the appropriate amount of tax. At the discretion of the Company or any of its subsidiaries or affiliates, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Restricted Stock or other property otherwise deliverable to the Executive.

         Section 13. SEVERABILITY. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

         Section 14. PROVISION OF DOCUMENTATION TO EXECUTIVE. By signing this Agreement the Executive acknowledges receipt of a copy of this Agreement and a copy of each of the 1998 Stock Plan and the Bonus Plan.




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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.





                                             Hadco Corporation


                                             By: /s/ F. Gordon B. Bitter
                                                 -------------------------------


                                             /s/ Andrew E. Lietz
                                             -----------------------------------
                                             Executive










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